                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/   Preliminary Proxy Statement                           /_/   Confidential, for Use of the
/X/   Definitive Proxy Statement                                  Commission Only (as permitted
/_/   Definitive Additional Materials                             by Rule 14a-6(e)(2))
/_/   Soliciting Material Pursuant to Rule ss. 240.14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

      (2)     Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

      (4)     Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

      (5)     Total fee paid:

              ------------------------------------------------------------------

/_/   Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)     Amount Previously Paid:

              ------------------------------------------------------------------

      (2)     Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

      (3)     Filing Party:

              ------------------------------------------------------------------

      (4)     Date Filed:

              ------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 25, 2006







Dear Stockholder:

         You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222 on Thursday, October 26, 2006 at 4:00 p.m., local time.

         The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company, as well as a representative of the Company's independent public accountant, Beard Miller Company LLP, will be present to respond to any questions stockholders may have.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

         We look forward to seeing you at the meeting.



                                         Sincerely,

                                         /s/ Joseph J. Bouffard

                                         Joseph J. Bouffard
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 26, 2006
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 26, 2006 at 4:00 p.m., local time.

         A proxy statement and form of proxy for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon:

                1. The election of three directors of the Company for terms of three years; and

                2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2006 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Douglas H. Ludwig

                                    DOUGLAS H. LUDWIG
                                    Secretary

Dundalk, Maryland
September 25, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2006
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank (the "Bank"), located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 26, 2006 at 4:00 p.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders of record on or about September 25, 2006.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders of record of the Company's common stock, $0.01 par value per share (the "Common Stock"), as of the close of business on September 15, 2006 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 1,836,590 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Douglas H. Ludwig, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted ("broker nonvotes") will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                     PRINCIPAL HOLDERS OF VOTING SECURITIES
--------------------------------------------------------------------------------

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                                  AMOUNT AND        PERCENT OF
                                                  NATURE OF         SHARES OF
NAME AND ADDRESS                                  BENEFICIAL       COMMON STOCK
OF BENEFICIAL OWNER                              OWNERSHIP (1)      OUTSTANDING
-------------------                              -------------    --------------

Patapsco Bancorp, Inc. Employee Stock             103,278(2)            5.6%
  Ownership Plan Trust ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224
-------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) The ESOP trustees, currently Directors O'Neill and Bouffard and Honorary Director Patterson, vote all allocated shares in accordance with the instructions of the participants. Shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 103,278 shares had been allocated under the ESOP.

--------------------------------------------------------------------------------
                        PROPOSAL -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors currently consists of seven members, all of whom are independent within the meaning of the Nasdaq Stock Market listing standards, except for Joseph J. Bouffard who is not independent because he is an employee of the Company and Bank. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Joseph J. Bouffard, Nicole N. Glaeser and J. Thomas Hoffman. All of the nominees are currently directors of the Company and Bank. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his or her term as a director.

                                                   YEAR FIRST ELECTED      YEAR FIRST ELECTED
                                 AGE AT               AS  DIRECTOR            AS DIRECTOR            CURRENT TERM
       NAME                   JUNE 30, 2006           OF THE BANK           OF THE COMPANY            TO EXPIRE
       ----                   -------------           -----------           --------------            ---------
                                          BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009
Joseph J. Bouffard                 56                     1995                   1995                   2006
Nicole N. Glaeser                  48                     1993                   1995                   2006
J. Thomas Hoffman                  58                     2000                   2000                   2006

                                               DIRECTORS CONTINUING IN OFFICE
William R. Waters                  63                     1999                   1999                   2007
Gary R. Bozel                      48                     2000                   2000                   2007
Douglas H. Ludwig                  68                     1992                   1995                   2008
Thomas P. O'Neill                  53                     1995                   1995                   2008

         Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

         JOSEPH J. BOUFFARD is the Company and the Bank's President and Chief Executive Officer. He joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Maryland Financial Bank and a former Board member of the Dundalk Community College Foundation and the Maryland Bankers Association. He is also a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association, Treasurer of the Neighborhood Housing Services of Baltimore and a charter member and Treasurer of the Towson Towne Rotary Club.

         NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988. On a part-time basis, Ms. Glaeser is a practicing attorney and also a Certified Public Accountant.

         J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with Signator Investors, Inc. He served as Secretary of the Board of Directors of Northfield Federal Savings Bank from 1983 to 1998. He also served as Secretary for Northfield Bancorp, Inc. from 1998 to 2000. He is a member of the Towson Business Association, Building Congress and Exchange and the American Subcontractors Association where he sits on the Board. He is a member of various trade organizations associated with his profession.

         WILLIAM R. WATERS is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shoppe, and, until January 2004, was the owner of Bel Air Pontiac in Bel Air, Maryland. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

         GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates P.A., a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

         DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

         THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of RSM McGladrey, Inc. Formerly, he was the managing partner of the regional accounting firm of Wolpoff & Company LLP ("Wolpoff"), which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2006                TITLE WITH THE BANK
----                                      ----                -------------------
Frank J. Duchacek, Jr.                     62                 Senior Vice President - Operations
Michael J. Dee                             46                 Senior Vice President, Chief Financial Officer and
                                                                Controller of the Company and the Bank
Laurence S. Mitchell                       59                 Senior Vice President - Lending

         FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Company in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of Maryland Bank Services and served as a member of the Maryland Home Improvement Commission. He is active with the American Cancer Society - Relay for Life, St. John's Episcopal Church in Kingsville, Maryland and St. John's Chapel, Cornersville, Maryland.

         MICHAEL J. DEE is a Senior Vice President who joined the Company in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant ("CMA").

         LAURENCE S. MITCHELL is a Senior Vice President who joined the Bank in November of 1999 as a commercial lending officer. Prior to joining Patapsco, Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a Board member of the Baltimore County Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic, formerly known as the American Institute of Banking. Formerly, Mr. Mitchell was a member of the Town of Bel Air Economic and Community Development Commission.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         GENERAL. The Board of Directors of the Company holds regular monthly meetings and special meetings as needed. During the year ended June 30, 2006, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he or she was a member during the year ended June 30, 2006 and the total number of meetings held by committees on which he or she served during such fiscal year.

         AUDIT COMMITTEE. The Company has a separtately designated Audit Committee established in accordance with the Exchange Act. The Board of Directors' Audit Committee consists of Directors O'Neill, Bozel and Glaeser, who serves as Chairperson. All members of the Audit Committee are deemed to be independent under Nasdaq Stock Market listing standards. The Board of Directors has designated Directors O'Neill, Bozel and Glaeser as audit committee financial experts under the rules of the Securities and Exchange Commission. The Committee met five times during the year ended June 30, 2006 to examine and approve the audit report prepared by the independent auditors of the Company, to review and retain the independent auditors engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve Company policies. The Audit Committee has adopted a written charter, a copy of which is attached as EXHIBIT A to this Proxy Statement.

         NOMINATING COMMITTEE. The Company's full Board of Directors acts as a nominating committee. With the exception of Mr. Bouffard, all members of the Nominating Committee are deemed to be independent under Nasdaq Stock Market listing standards. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2006. The Board of Directors, acting as the Nominating Committee, nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee does not operate under a written charter. Information regarding the director nomination process appears in this proxy statement under the heading "Nominating Procedures."

         COMPENSATION COMMITTEE. The Board of Directors' Compensation Committee consists of Directors Waters, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee performance. The Compensation Committee met four times during the year ended June 30, 2006.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2006, 2005 and 2004 awarded to or earned by the President and Chief Executive Officer and each other executive officer of the Company who earned salary and bonus in fiscal year 2006 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                                  LONG-TERM COMPENSATION
                                                                                --------------------------
                                                                                          AWARDS
                                                ANNUAL COMPENSATION (1)         --------------------------
                                      ----------------------------------------- RESTRICTED      SECURITIES
NAME AND                  FISCAL                                OTHER ANNUAL      STOCK         UNDERLYING     ALL OTHER
PRINCIPAL POSITION        YEAR        SALARY        BONUS      COMPENSATION (2)  AWARD(S)        OPTIONS     COMPENSATION
------------------        ----        ------        -----      ----------------  --------        -------     ------------
Joseph J. Bouffard        2006      $ 162,109    $   6,600      $    --           $  --          $  --       $  21,244(3)
President and Chief       2005        148,558       17,417           --              --             --          55,608
  Executive Officer       2004        124,196       15,781           --              --             --          38,102

Michael J. Dee            2006      $ 114,378    $   5,400      $    --           $  --          $  --       $  10,179(3)
Senior Vice President,    2005         99,798       13,436           --              --             --          23,036
  Chief Financial         2004         81,686       10,650           --              --             --          14,119
  Officer and Controller

Laurence S. Mitchell      2006      $ 114,220    $  10,400      $    --           $  --          $  --       $  10,138(3)
Senior Vice President-    2005         89,161       11,974           --              --             --          18,156
  Lending                 2004         74,776       10,481           --              --             --          13,885

---------------------------
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal year 2006 did not exceed 10% of the executive officer's salary and bonus.
(2) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For fiscal year 2006, consists of $7,719, $6,492 and $7,145 of matching contributions under the Bank's 401(k) Plan for the benefit of Messrs. Bouffard, Dee and Mitchell, respectively, $8,256, $3,687 and $2,993 in Common Stock and cash allocated to the accounts of Messrs. Bouffard, Dee and Mitchell, respectively, under the ESOP and $5,269 accrued for the benefit of Mr. Bouffard under a Supplemental Executive Retirement Agreement.

         YEAR-END OPTION VALUES. The following table sets forth information concerning options exercised in the past fiscal year and the value as of June 30, 2006 of options held by the executive officer named in the Summary Compensation Table set forth above.

                        SHARES                         NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                      ACQUIRED ON       VALUE         UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
NAME                   EXERCISE       REALIZED     OPTIONS AT FISCAL YEAR-END(1)          AT FISCAL YEAR END(2)
----                -------------     --------   -------------------------------      -------------------------------
                                                 EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                                                 -----------      --------------      -----------       -------------
Joseph J. Bouffard          -        $      -       43,361               -              $253,085          $   -
Michael J. Dee          2,000          10,480       21,220               -               117,977              -
Laurence S. Mitchell    5,557          26,445          836               -                 3,814              -

-------------------
(1) Adjusted for 10% stock dividends paid on December 7, 2001, December 13, 2002 and December 12, 2003 and a three-for-one stock split declared on August 30, 2004.
(2) Based on the difference between the fair market value of the underlying Common Stock of $10.85 as quoted on the OTC Electronic Bulletin Board on June 30, 2006 and the exercise prices of the options.

DIRECTOR COMPENSATION

         GENERAL. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. The Chairperson of the Audit Committee receives $450 for each Audit Committee meeting. The Chairman of the Board receives an additional $500 per month. No fees are paid for attendance at meetings of the Bank's Board of Directors. In addition, directors of the Company and the Bank are paid an annual retainer based on years of service as directors. The annual retainer is $7,000 for 0-5 years of service as a director, $7,700 for 6-10 years of service, $8,400 for 11-15 years of services and $9,100 for 16 or more years of service. The Chairman of the Board's retainer is 20% higher than the retainer he would otherwise receive based on years of service.

         Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan ("Option Plan") and the Company's 2004 Stock Option and Incentive Plan (the "2004 Plan"). During the year ended June 30, 2006, no director received any awards under the Option Plan. Pursuant to the 2004 Plan, directors are permitted to elect to receive shares of Common Stock in lieu of some or all of their cash Board fees, with the value of the shares received equal to the fees that otherwise would have been received. Directors may elect to receive their shares quarterly or to defer receipt of the shares until after termination of service as a director. During the year ended June 30, 2006, Directors Hoffman, Bozel, O'Neill and Waters were credited with 1,756, 593, 783 and 653 shares, respectively, of Common Stock in lieu of cash Board fees. Of these amounts, Directors Hoffman and Bozel elected to defer receipt of their shares.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreement provides for a term of three years. On each anniversary date from the date of commencement of the Employment Agreement, the term of Mr. Bouffard's employment under the Employment Agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement was most recently extended on October 30, 2003. The Employment Agreement provides Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $150,000. The Employment Agreement will terminate upon Mr. Bouffard's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available to Mr. Bouffard. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period (with payments from the Bank not to exceed three times his five years' average compensation). If the Employment Agreement is terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreement), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

         The Employment Agreement provides that, in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreement) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that, within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreement also provides for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within 30 days following a change in control or within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

SEVERANCE AGREEMENTS

         The Bank has entered into Severance Agreements with Officers Dee and Mitchell (collectively, the "Employees") that have terms ending on the earlier of (a) 24 months after their most recent renewal date and (b) the date on which the Employee terminates employment with the Bank. On each annual anniversary date from the date of commencement of the Severance Agreements, the term of the Severance Agreements may be extended for additional one-year periods beyond the then effective expiration date, provided that the Employee is elected an officer of the Bank at a meeting of the Bank's Board of Directors held on the date of the Company's annual meeting of stockholders called for the purpose of electing the officer position which the Employee holds. An Employee becomes entitled to collect severance benefits under the Severance Agreement in the event of the Employee's (a) voluntary termination of employment (i) within 24 months following a change of control or (ii) within 90 days following the occurrence of certain specified events that generally reduce the employee's compensation or responsibilities, or (b) involuntary termination of employment for any reason other than for cause in connection with or within 24 months of any change in control of the Bank or the Company.

         In the event an Employee becomes entitled to receive severance benefits, the Employee will (i) be paid an amount equal to his base salary and bonus paid in the prior calendar year, but in no event greater than the difference between (i) the product of 2.99 times his "base amount" as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder (the "Maximum Amount"), and (ii) the sum of any other parachute payments (as defined in Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. The Severance Agreements provide that any sum owed to the Employee shall be paid in one lump sum within ten (10) days of such termination.

         These Severance Agreements may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that one of these Employees prevails over the Bank in a legal dispute as to the Severance Agreement, he or she will be reimbursed for legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank made an initial contribution of $10,184. Under the terms of the SERA, the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account appreciates or depreciates as if the account was invested in a mutual fund selected by the Executive. The Executive is fully vested in amounts credited to his account under the SERA.

         Upon his termination of employment from the Bank for a reason other than "Just Cause," the balance in the Executive's account will be paid to him either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which the Executive is entitled shall be payable in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2006, the Bank's loans to directors and executive officers totaled $219,570, or 1.2%, of stockholders' equity.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF
                                    NATURE OF             SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK
NAME                           OF COMMON STOCK (1)     OUTSTANDING (2)
----                           -------------------     ---------------
Joseph J. Bouffard                   78,477                 4.2%
Nicole N. Glaeser                    22,032                 1.2
Douglas H. Ludwig                    18,985                 1.0
Thomas P. O'Neill                    45,719                 2.5
William R. Waters                    18,250                 1.0
Gary R. Bozel                        49,697                 2.7
J. Thomas Hoffman                    25,452                 1.4
Michael J. Dee                       40,120                 2.2
Laurence S. Mitchell                  8,114                   *
All Executive Officers
  and Directors as a Group          347,897                18.4%
  (10 persons)

--------------
*        Less than 1.0%.
(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include 10,704, 2,796, 2,796, 683, 4,950, 2,796, 2,796 and 56,813 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Waters, Bozel and Hoffman and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Directors O'Neill and Bouffard and Honorary Director Patterson share "voting power" by virtue of their positions as trustees of the trusts holding 103,278 shares under the Company's ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.
(2) Based on 1,836,590 shares of Company common stock outstanding and entitled to vote as of September 15, 2006, plus the number of shares that each person or the group may acquire within 60 days by exercising stock options.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Beard Miller the written disclosures and the letter required to be delivered by Beard Miller under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Beard Miller to discuss the independence of the auditing firm.

         The Audit Committee has reviewed the nonaudit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on the Audit Committee's review of the financial statements, its discussion with Beard Miller regarding SAS 61, and the written materials provided by Beard Miller under ISB Standard No. 1 and the related discussion with Beard Miller of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2006 for filing with the Securities and Exchange Commission.


                               THE AUDIT COMMITTEE
                                Nicole N. Glaeser
                                  Gary R. Bozel
                                Thomas P. O'Neill

--------------------------------------------------------------------------------
                          INDEPENDENT PUBLIC ACCOUNTANT
--------------------------------------------------------------------------------

         Beard Miller served as the Company's independent auditors for the 2006 fiscal year, and the Audit Committee of the Board of Directors has renewed the Company's arrangements with Beard Miller to be the Company's auditors for the 2007 fiscal year. A representative of Beard Miller will be present at the meeting to respond to stockholders' questions and will have an opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENENT ACCOUNTANT
--------------------------------------------------------------------------------

         For the years ended June 30, 2006 and 2005, the Company was billed by its independent auditors for fees aggregating $69,800 and $58,792, respectively. Such fees were comprised of the following:

AUDIT FEES

         The aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $60,200 and $53,392 for the fiscal years ended June 30, 2006 and 2005, respectively.

AUDIT-RELATED FEES

         There were no fees billed by the Company's independent auditors for audit-related services for the fiscal years ended June 30, 2006 and 2005.

TAX FEES

         The aggregate fees billed by the Company's independent auditors for tax services for the fiscal years ended June 30, 2006 and 2005 were $9,600 and $5,400, respectively. For the fiscal year ended June 30, 2006 and 2005, these fees related to the preparation of federal and state income tax returns.

ALL OTHER FEES

         No fees were billed by the Company's independent auditors for services not included above for the fiscal years ended June 30, 2006 and 2005.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

         The Audit Committee does not have a policy for the pre-approval of nonaudit services to be provided by the Company's independent auditor. Any such services would be considered on a case-by-case basis. All nonaudit services provided by the independent auditors in fiscal years 2006 and 2005 were pre-approved by the Audit Committee.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2006, all of the Reporting Persons complied with these reporting requirements, except that Messrs. O'Neill, Hoffman, Bozel, Dee, Duchacek and Waters and Ms. Glaeser each filed one late Form 4 in April 2006 for two, four, six, two, six, two and four transactions, respectively. These late forms all related to the conversion of preferred to common stock in a redemption process conducted by the Company in February 2006, which the Reporting Persons initially believed were not reportable transactions. Additionally, Mr. Hoffman's same late Form 4 disclosed four late purchase transactions and he also filed a second late Form 4 regarding a separate purchase tranaction. Mr. Bozel also filed one late report regarding a purchase transaction and Mr. Mitchell filed two late reports containing six transactions regarding the exercise of options.

--------------------------------------------------------------------------------
                              NOMINATING PROCEDURES
--------------------------------------------------------------------------------

GENERAL

         It is the policy of the full Board of Directors of the Company, acting as a Nominating Committee, to consider director candidates recommended by stockholders who appear qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board's resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

         To submit a recommendation of a director candidate to the Board, a stockholder should submit the following information in writing, addressed to Thomas P. O'Neill, the Chairman of the Board, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the stockholder making the recommendation, the name and address, as he or she appears on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's Common Stock; and

         5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the Board must receive the recommendation at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

         The Board has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in the Company's governing and Board or Committee governing documents.

         The Board will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, before nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director's Board and Committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

         The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

         IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the Company's local communities. The Board will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

         EVALUATION. In evaluating potential candidates, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Board will conduct a check of the individual's background and interview the candidate.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2006 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
     BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND
                         ATTENDANCE AT ANNUAL MEETINGS
--------------------------------------------------------------------------------

         The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Douglas H. Ludwig, Corporate Secretary, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All but one of the Company's directors attended the 2005 Annual Meeting of Stockholders.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 5, 2006. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 28, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Douglas H. Ludwig

                                      DOUGLAS H. LUDWIG
                                      Secretary
Dundalk, Maryland
September 25, 2006

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A


                           THE PATAPSCO BANCORP, INC.
                                 AUDIT COMMITTEE

                                CHARTER STATEMENT
                                -----------------

MISSION
-------

         The mission of the Audit Committee is to assist the full Board in the oversight of internal controls, compliance with generally accepted accounting principles and regulatory requirements.

MEMBERSHIP
----------

         The committee shall be comprised of no fewer than three independent directors who are generally knowledgeable in financial matters, including at least one member with accounting or related financial management expertise. The committee members shall be independent of management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a member of the committee.

COMMUNICATION
-------------

         The committee shall meet at least quarterly and shall report to the Board of Directors summarizing the activities, conclusions, and recommendations of the committee during the past quarter and the committee's future agenda. The committee may ask members of management to attend meetings and provide pertinent information as necessary. The independent auditor shall report directly to the Audit Committee, as shall the internal auditor, whether an employee or a firm hired to perform this function. The committee shall establish procedures to enable employees to confidentially and anonymously communicate their concerns to the committee.

AUTHORITY
---------

         In fulfilling its oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel and experts for this purpose. Annually the Board shall approve a budget to enable the audit committee to fulfill its duties and responsibilities.

RESPONSIBILITY
--------------

         The committee is responsible for the recommending an independent auditor to the full board and for meeting with the auditor prior to the start of the audit engagement to discuss the scope of the audit plan and ensure it meets the needs of the Board and shareholders. At the conclusion of the audit, the committee will meet with the independent auditor, review findings and discuss any disagreements with management.

         The committee, with the assistance of the independent auditors and other consultants as needed, will review interim and annual financial information and other reports including regulatory examinations to ensure:

         o Generally accepted accounting principles have been followed and consistently applied;
         o Fluctuations in financial statement balances, ratios and statistics are explained satisfactorily;
         o Summarized interim financial information for external reporting purposes conform with disclosure requirements;
         o   Significant commitments and contingent liabilities are disclosed;
         o   Various loan portfolios are reviewed on a periodic basis;
         o   Concerns of the State and Federal regulators are being addressed;
         o Potential conflicts of interest brought to the committee's attention are reviewed and material items are referred to the Board of Directors;
         o Concerns of employees who may have contacted the committee with concerns about management practices or related issues are being properly investigated and addressed.

                                                           REVOCABLE PROXY

                                                       PATAPSCO BANCORP, INC.

/X/     PLEASE MARK VOTES                                                                               Vote      Vote    For all
        AS IN THIS EXAMPLE                                                                               For    Withheld   Except

          ANNUAL MEETING OF STOCKHOLDERS               1.   The election as directors of all
                 OCTOBER 26, 2006                           nominees listed below (except as             /_/       /_/      /_/
                                                            marked to the contrary below).

The undersigned hereby appoints Gary R. Bozel,  Douglas     For three-year terms:
H.  Ludwig and  William R.  Waters  with full powers of
substitution,  to act as proxies  for the  undersigned,     JOSEPH J. BOUFFARD
to  vote  all  shares  of  Common   Stock  of  Patapsco     NICOLE N. GLAESER
Bancorp,  Inc. (the "Company") which the undersigned is     J. THOMAS HOFFMAN
entitled   to   vote   at   the   Annual   Meeting   of
Stockholders,  to be held at the office of The Patapsco
Bank,  located  at  1301  Merritt  Boulevard,  Dundalk,
Maryland 21222, on Thursday,  October 26, 2006, at 4:00
p.m.,  local  time,  and at any  and  all  adjournments
thereof, as follows.                                       INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                           MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
                                                           PROVIDED BELOW.

                                                           -------------------------------------------------------------------------
                                                              The Board of Directors recommends a vote "FOR" the listed nominees.

                                                             THIS  PROXY WILL BE VOTED AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
                                                           SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER
                                                           BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY
                                                           THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A
                                    /------------------/   MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF
Please be sure to sign and date     /Date              /   DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
 this Proxy in the box below.       /                  /   MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS
/-----------------------------------/------------------/   THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR
/                                                      /   WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND
/                                                      /   MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
/------------------------------------------------------/
Stockholder sign above    Co-holder (if any) sign above

                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.


                                                       PATAPSCO BANCORP, INC.
                                                          DUNDALK, MARYLAND
------------------------------------------------------------------------------------------------------------------------------------
                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a
Proxy Statement dated September 25, 2006 and an Annual Report to Stockholders.
               PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


--------------------------------

--------------------------------

--------------------------------